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                                  EXHIBIT 23.3



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                               CONSENT OF COUNSEL




         We hereby consent to the use of our opinion as Exhibit 5.1 to this Registration Statement on Form S-4 and to the use of our name under the caption "Legal Matters" in the Prospectus that is a part of the Form S-4.



                                        STUZIN AND CAMNER,
                                          PROFESSIONAL ASSOCIATION





Miami, Florida

Date:  October 1, 1996